                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


                  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Internet Security Systems, Inc. ("ISS") of our report dated May 17, 1999, relating to the financial statements of Netrex, Inc., which appears in ISS's Annual Report on Form 10-K for the year ended December 31, 2000.

         /s/ PRICEWATERHOUSECOOPERS LLP

         Bloomfield Hills, Michigan
         June 6, 2001